                                                                    EXHIBIT 10.7


                              CONVERSION AGREEMENT


        THIS CONVERSION AGREEMENT ("Agreement"), dated as of September 23, 1998, is by and between QUALCOMM INCORPORATED ("QUALCOMM") and LEAP WIRELESS INTERNATIONAL, INC. ("Leap"). Certain capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Article 1 hereof or as assigned to them in the Separation and Distribution Agreement between the parties dated as of the date hereof (the "Separation Agreement").

        WHEREAS, QUALCOMM and Leap have entered into the Separation Agreement, the Credit Facility, the Equipment Agreement, the Employee Benefits Agreement, the Interim Services Agreement and the Tax Agreement (including this Agreement, the "Ancillary Agreements"), which Ancillary Agreements will govern certain matters relating to the Separation, the Distribution and the relationship of QUALCOMM and Leap and their respective Subsidiaries following the Distribution;

        WHEREAS, pursuant to Section 2.8 of the Separation Agreement, Leap has agreed to issue shares of Leap Common Stock constituting the Leap Reserve Shares as may be or become issuable as a result of the Distribution, including the issuance of shares of Leap Common Stock to the holders of the Convertible Preferred Securities or Debentures, as appropriate, promptly following the conversion thereof, subject in each instance to applicable law;

        WHEREAS, concurrently herewith, QUALCOMM and Leap have entered into the Employee Benefits Agreement pursuant to which, among other things, Leap has agreed to issue shares of Leap Common Stock and options with respect to certain QUALCOMM options and option exercises, all as more fully set forth therein;

        WHEREAS, QUALCOMM and Leap desire to enter into this Agreement to provide for the issuance of shares of Leap Common Stock to holders of Convertible Preferred Securities or Debentures, as appropriate, pursuant to the terms set forth herein, and under the circumstances described herein; and

        WHEREAS, Leap acknowledges that QUALCOMM is transferring certain assets to Leap in connection with the Separation, and QUALCOMM is proceeding with the Distribution, in consideration of and reliance upon, among other things, Leap's agreement to perform the terms of this Agreement.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

        For purposes of this Agreement the following terms shall have the following meanings:

     1.1 ADDITIONAL PAYMENTS shall have the meaning assigned thereto in the Indenture.

     1.2 CONVERSION AGENT shall have the meaning assigned thereto in the Indenture.

     1.3 CONVERSION DATE shall have the meaning assigned thereto in the Indenture.

     1.4 CONVERTIBLE PREFERRED SECURITIES shall have the meaning assigned thereto in the Indenture.

     1.5 DEBENTURES shall have the meaning assigned thereto in the Indenture.

     1.6 DISTRIBUTION DATE means the date of the Distribution.

     1.7 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     1.8 HOLDER shall have the meaning assigned thereto in the Indenture.

     1.9 INDENTURE means that certain Indenture dated as of February 25, 1997 by QUALCOMM, as Issuer, to Wilmington Trust Company, as Trustee, relating to the Debentures.

     1.10 MATURITY shall have the meaning assigned thereto in the Indenture.

     1.11 NOTICE OF CONVERSION shall have the meaning assigned thereto in the Indenture.

     1.12 PERSON means any individual or legal entity.

     1.13 REGISTRABLE SECURITIES means the shares Leap Common Stock or any other securities of Leap into which the Convertible Preferred Securities and/or Debentures, as appropriate, are from time to time convertible.

     1.14 SEC means the United States Securities and Exchange Commission.

     1.15 SECURITIES ACT shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     1.16 TRUST means the QUALCOMM Financial Trust I, a Delaware statutory business trust.

                                   ARTICLE 2

                 CONVERSION OF CONVERTIBLE PREFERRED SECURITIES

     2.1 CONVERTIBLE PREFERRED SECURITIES. Leap agrees that, effective as of the Distribution Date, subject to and upon compliance with the provisions of Article XV of the Indenture, each Convertible Preferred Security or Debenture, as appropriate, shall be convertible into fully paid and nonassessable shares of Leap Common Stock at an initial conversion rate of 0.17205 shares for each $50 in aggregate principal amount of Debentures. Subject to the terms hereof and applicable law, conversion of such securities shall be governed by all provisions of Article XV of the Indenture, so that, among other things, (i) Leap shall have the obligations of "the Company" described therein with respect to such Leap Common Stock so long as Leap may be required to issue any shares of Leap Common Stock in accordance with this Agreement; and (ii) the conversion rate set forth above pursuant to which securities are convertible into shares of Leap Common Stock shall be subject to adjustment in the event of certain events with respect to Leap Common Stock or certain actions of Leap, all as more fully described in Article XV of the Indenture with respect to the Company.

     2.2 RESERVATION OF SHARES. Leap agrees that as of and following the Distribution Date, Leap will at all times have reserved and keep available, solely for issuance and delivery upon the conversion of Convertible Preferred Securities and/or Debentures, as appropriate, all Leap Common Stock issuable from time to time upon conversion of such securities.

     2.3 REGISTRATION OF SHARES. Leap is obligated to do the following:

          (a) Prior to the Distribution, Leap (i) shall prepare and file with the SEC a "shelf" registration statement under Rule 415 under the Securities Act, on Form S-1, S-3, S-4 or other appropriate form(s) reasonably agreed to by QUALCOMM, in order to effect and maintain the registration under the Securities Act of, the issuance (subject to the terms hereof) of the Registrable Securities (a "Registration Statement"); (ii) shall use its reasonable efforts to cause such Registration Statement to be declared effective prior to or currently with the Distribution, and if such effectiveness cannot be attained by that time then as soon thereafter as practicable; and (iii) following the Distribution and such effectiveness, shall use reasonable efforts to maintain the effectiveness of such Registration Statement in accordance with the following paragraph.

          (b) Leap shall prepare and file with the SEC (i) such amendments and supplements to the Registration Statement and the prospectus used in connection therewith, (ii) such documents required to be filed with the SEC under Sections 13, 14(a) and 15(d) of the Exchange Act and (iii) such other filings required by the SEC, in each case as may be necessary to keep the Registration Statement continuously effective and not misleading until the earlier of such date as all of the Convertible Preferred Securities and Debentures have been either repaid in full, redeemed, converted or cancelled in accordance with their terms and the Indenture and are no longer outstanding.

        Notwithstanding the foregoing, if, at any time following the effectiveness of the Registration Statement, Leap shall have determined that (i) the happening of any event requires the making of any changes to the Registration Statement or the prospectus related to the Registrable Securities, so that, as of such date, the Registration Statement and the prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) the continued effectiveness of the Registration Statement would require Leap to disclose a material financing, acquisition or other material corporate transaction or development, and the Leap Board of Directors shall have determined in good faith that such disclosure is not in the best interests of Leap and its stockholders, then in either case under clause (i) or (ii) above, Leap may suspend the effectiveness of the Registration Statement and the issuance of Registrable Securities pursuant thereto and shall prepare as soon as reasonably practical a post-effective amendment to the Registration Statement or an amendment or supplement to the related prospectus or file an appropriate report pursuant to the Exchange Act or any other required document so that the Registration Statement and prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Leap shall use its reasonable efforts to minimize the duration of any such suspension of the effectiveness of the Registration Statement.

          (c) Leap shall notify QUALCOMM in writing when the Registration Statement or any post-effective amendment thereto has become effective and of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information. Leap shall notify QUALCOMM in writing of (i) the issuance by the SEC of any stop order suspending effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (ii the receipt by Leap of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) the happening of any event that requires the making of any changes in the Registration Statement or the prospectus included therein so that, as of such date, the Registration Statement and prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Leap shall use all reasonable efforts to prevent the issuance, and if issued, to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of any Registration Statement.

          (d) Prior to any issuance of Registrable Securities pursuant to the Registration Statement, Leap shall register or qualify the Registrable Securities for offer and sale under the securities or blue sky laws of any jurisdictions in which the issuance of Registrable Securities to the Holders is required; provided, however, that in no event shall Leap be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
Section 2.3(e), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

          (e) QUALCOMM shall bear all reasonable expenses (exclusive of any brokerage fees, underwriting discounts and commissions), including without limitation the reasonable fees and expenses of outside counsel to Leap, (i) in connection with the initial preparation, printing and filing of the Registration Statement and any corresponding prospectuses; (ii) in connection with required post-effective amendments and supplements thereto, including post-effective amendment(s) necessary to convert the Registration Statement to Form S-3 upon Leap's initial qualification for the use thereof; and (iii) for expenses primarily relating to the maintenance of effectiveness of the Registration Statement and any corresponding prospectuses, excluding expenses incurred by Leap in connection with fulfillment of its reporting or other obligations as a public company under the Exchange Act.

          (f) Leap's obligations to register and issue the Registrable Securities under this Agreement and the Separation Agreement shall be subject in all respects to applicable law and to QUALCOMM's furnishing to Leap such information regarding QUALCOMM and its subsidiaries and the Holders as Leap may from time to time reasonably request for inclusion or incorporation by reference in the Registration Statement and any corresponding prospectus in order to comply with applicable law. In the event that the Registration Statement at any time (other than as permitted hereby) does not register the issuance by the Company of any Registrable Securities to the Holders in compliance with applicable law, the Company shall prepare and file a "no-action" letter with the SEC's Division of Corporation Finance, or prepare and file a registration statement on another form of registration statement, or a resale registration statement, if appropriate, and generally use reasonable efforts to take such other actions as may be necessary to permit the issuance of Leap Common Stock to the Holders upon conversion of the Convertible Preferred Securities or Debentures, as applicable, and the resale thereof (subject to Rule 144 under the Securities Act, if applicable) in compliance with applicable law.

     2.4 INDEMNIFICATION.

          (a) As used in this Section 2.4 the following terms shall have the following respective meanings:

                (i) "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 2.3; and

                (ii) "Untrue Statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) Leap agrees to indemnify and hold harmless QUALCOMM (and each person, if any, who controls QUALCOMM within the meaning of Section 15 of the Securities Act) from and against any losses, claims, damages or liabilities to which QUALCOMM (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of any failure to comply with the covenants and agreements of Leap contained in
Section 2.3 or 2.4 hereof, or any Untrue Statement contained in the Registration Statement on or after the effective date thereof or on or after the date of any prospectus or prospectus supplement, and Leap will reimburse QUALCOMM (or such officer, director or controlling person, as the case may be) for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim;

provided, however, that Leap shall not be liable to QUALCOMM in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in such Registration Statement in reliance upon and in conformity with written information furnished to Leap by or on behalf of QUALCOMM specifically for use in preparation of, or for incorporation by reference into, the Registration Statement, and Leap shall not be liable under this Section 2.4 for any settlement of any action effected without its written consent, which consent shall not unreasonably be withheld.

          (c) QUALCOMM agrees to indemnify and hold harmless Leap (and each person, if any, who controls Leap within the meaning of Section 15 of the Securities Act) from and against any losses, claims, damages or liabilities to which Leap (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of any failure to comply with the covenants and agreements of QUALCOMM contained in Section 2.3 or 2.4 hereof, or any Untrue Statement made in the Registration Statement on or after the effective date thereof or on or after the date of any prospectus or prospectus supplement in reliance on and in conformity with written information furnished to Leap by or on behalf of QUALCOMM specifically for use in preparation of or for incorporation by reference into the Registration Statement, and QUALCOMM will reimburse Leap (or such officer, director or controlling person, as the case may be) for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that QUALCOMM shall not be liable under this Section 2.4 for any settlement of any action effected without its written consent, which consent shall not unreasonably be withheld.

     2.5 CONVERSION OF SHARES. Subject to applicable law (including the effectiveness of the Registration Statement) and the terms of this Agreement, promptly following written notice by QUALCOMM to Leap that a Notice of Conversion has been delivered in accordance with Section 15.2 of the Indenture, Leap shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Leap Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall thereupon be instructed to deliver such certificate or certificates to such Person or Persons. The Person or Persons entitled to receive the Leap Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Leap Common Stock as of the date of issuance.

     2.6 SATISFACTION OF QUALCOMM PRINCIPAL REPAYMENT; NO CONSIDERATION TO LEAP. Leap shall receive no consideration for the issuance of Leap Common Stock upon conversion of the Convertible Preferred Securities or the Debentures, as applicable. Leap shall have no obligation to pay principal and/or interest to Holders under the Indenture.

     2.7 AGENCY. In effecting the conversion transactions described in this
Section 2 and in Section 15.2 of the Indenture, the Conversion Agent is acting as agent of the Holders of the Convertible Preferred Securities (in the exchange of Convertible Preferred Securities for Debentures) and as agent of the Holders of Debentures (in the conversion of Debentures into Common Stock), as the case may be. Leap acknowledges and agrees the Conversion Agent is authorized (i) to exchange Debentures held by the Trust from time to time for Convertible Preferred Securities in connection with the conversion of such Convertible Preferred Securities in accordance with this Section 2 and Article XV of the Indenture and (ii) to convert all or a portion of the Debentures into QUALCOMM Common Stock and/or Leap Common Stock as appropriate and thereupon to deliver such shares of QUALCOMM Common Stock and/or Leap Common Stock in accordance with this Section 2 and Article XV of the Indenture and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

                                   ARTICLE 3

                                  MISCELLANEOUS

     3.1 EFFECT IF DISTRIBUTION DOES NOT OCCUR. If the Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of or in connection with the Distribution shall not be taken or occur except to the extent specifically agreed by Leap and QUALCOMM.

     3.2 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

     3.3 AFFILIATES. Each of QUALCOMM and Leap shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by a QUALCOMM Entity or a Leap Entity, respectively.

     3.4 THIRD PARTY BENEFICIARIES. It is understood and agreed between the parties that this Agreement and the covenants that are made herein are made expressly and solely for the benefit of the parties hereto, and no other Person shall be entitled or be deemed to be entitled to any benefits or rights hereunder nor be authorized or entitled to enforce any rights, claims or remedies hereunder.

     3.5 MODIFICATION AND AMENDMENT; ENTIRE AGREEMENT. This Agreement may be modified, amended or terminated by the parties pursuant hereto at any time only in a writing signed by the parties. This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

     3.6 DISPUTE RESOLUTION. The parties acknowledge and agree that this Agreement and any dispute hereunder shall be subject to and governed by the dispute resolution provisions set forth in Article 9 of the Separation and Distribution Agreement.

     3.7 GOVERNING LAW. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of California, irrespective of the choice of laws principles of the State of California, as to all matters, including matters of validity, construction, effect, performance and remedies.

        IN WITNESS WHEREOF, the parties have caused this Conversion Agreement to be duly executed as of the day and year first above written.

                                       QUALCOMM INCORPORATED:


                                        By: /s/ Anthony S. Thornley
                                            -----------------------------------

                                        Name: Anthony S. Thornley

                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                        LEAP WIRELESS INTERNATIONAL, INC.:

                                        By: /s/ Harvey P. White
                                            -----------------------------------

                                        Name: Harvey P. White

                                        Title: President & Chief Executive
                                               Officer